Note 18 (Tables)	6 Months Ended
Jun. 30, 2024
Tax Assets And Liabilties [Abstract]
Tax assets and liabilities [Table Text Block]
The balance under the heading "Tax assets" in the condensed consolidated balance sheets includes current and deferred tax assets. The balance under the “Tax liabilities” heading includes the Group’s various current and deferred tax liabilities. The details of the mentioned tax assets and liabilities are as follows:

Tax assets and liabilities (Millions of Euros)
	June 2024	December 2023
Tax assets
Current tax assets	3,323	2,860
Deferred tax assets	14,788	14,641
Total	18,111	17,501
Tax liabilities
Current tax liabilities	718	878
Deferred tax liabilities	2,332	1,677
Total	3,050	2,554